Exhibit 99.1
                          CERTIFICATE OF INCORPORATION
                                       of
                              FLORES & RUCKS, INC.


                  The undersigned person, acting as sole incorporator of the Corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this Certificate of Incorporation for such Corporation, declaring and certifying that this is my act and deed and that the facts herein stated are true:

         1. The name of the Corporation is Flores & Rucks, Inc.

         2. The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Laws of the State of Delaware.

         4. The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of ten million (10,000,000) shares of preferred stock, par value $.01 per share (hereinafter called "Preferred Stock"), and one hundred million (100,000,000) shares of common stock, par value $.01 per share (hereinafter called "Common Stock").

                  (a) The Preferred Stock may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The voting powers, designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock of each series shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (herein called the "Directors' Resolution"). The Directors' Resolution as to any series shall (1) designate the series, (2) fix the dividend rate, if any, of such series, establish whether dividends shall be cumulative or non-cumulative, fix the payment dates for dividends on shares of such series and the date or dates, or the method of determining the date or dates, if any, from which dividends on shares of such series shall be cumulative, (3) fix the amount or amounts payable on shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the
         Corporation, and (4) state the price or prices or rate or rates, and adjustments, if any, at which, the time or times and the terms and conditions upon which, the shares of such series may be redeemed at the option of the

         Corporation or at the option of the holder or holders of shares of such series or upon the occurrence of a specified event, and state whether such shares may be redeemed for cash, property or rights, including securities of the Corporation or another entity; and such Directors' Resolutions may (i) limit the number of shares of such series that may be issued, (ii) provide for a sinking fund for the purchase or redemption of shares of such series and specify the terms and conditions  governing  the  operations  of any such fund,  (iii)  grant voting rights to the holders of shares of such series, (iv) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distributions of assets upon liquidation, (v) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distributions of assets upon liquidation, (vi) state the time or times, the price or prices or the rate or rates of exchange and other terms, conditions and adjustments upon which shares of any such series may be made convertible into, or exchangeable for, at the option of the holder or the Corporation or upon the occurrence of a specified event, shares of any other class or classes or of any other series of Preferred Stock or any other class or classes of stock or other securities of the Corporation, and (vii) grant such other special rights and impose such qualifications, limitations or restrictions thereon as shall be fixed by the Board of Directors, to the extent not inconsistent with this Section 4 and to the full extent now or hereafter permitted by the laws of the State of Delaware.

                           Except as by law expressly provided, or except as may be provided in any Directors' Resolution, the Preferred Stock shall have no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders of the Corporation.

                           Preferred Stock that is redeemed, purchased or retired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of any Directors' Resolution providing for the issue of any particular series of Preferred Stock, be reissued in the same manner as authorized but unissued Preferred Stock.

                  (b) All shares of Common Stock shall be identical and except as otherwise required by law or as otherwise provided in the resolution or resolutions, if any, adopted by the Board of Directors with respect to any series of Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power, and each share of Common Stock shall have one vote.

                  (c) The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable laws.

         5. The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities, rights (the "Rights") entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

                  (a) The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights;

                  (b) Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation;

                  (c) Provisions that adjust the number or exercise price of the
         Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation's securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights;

                  (d) Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void;

                  (e) Provisions that permit the Corporation to redeem the Rights; and

                  (f) The appointment of a Rights Agent with respect to the Rights;

                  and such other provisions relating to the Rights as may be determined by the Board of Directors.

         6. No holder of stock of the Corporation shall be entitled as a right to purchase or subscribe for any part of any unissued stock of the Corporation or any additional stock to be issued by reason of any increase of the authorized capital stock of the Corporation, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock or such additional authorized issue of new stock, but rather such stock, bonds, certificates of indebtedness, debentures and other securities may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of their discretion.

         7. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders.

                  (a) Subject to any limitation contained in the bylaws, the Board of Directors may make bylaws, and from time to time may alter, amend or repeal any bylaws, but any bylaws made by the Board of Directors may be altered, amended or repealed by the stockholders at any meeting of stockholders by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote thereon, provided notice that an amendment is to be considered and acted upon is inserted in the notice or waiver of notice of such meeting.

                  (b) Any vote or votes authorizing liquidation of the Corporation or proceedings for its dissolution may provide, subject to
         (i) any agreements among and between stockholders, (ii) the rights of creditors and (iii) rights expressly provided for particular classes or series of stocks, for the distribution pro rata among the stockholders of the Corporation of assets of the Corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the Board of Directors of the Corporation to determine the value of the different assets of the Corporation for the purpose of such liquidation and may divide, or authorize the Board of Directors of the Corporation to divide, such assets or any part thereof among the stockholders of the Corporation in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the Corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

                  (c) The Corporation shall, to the maximum extent permitted from time to time under the General Corporation Law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of the foregoing provisions of this Section 7(c) shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

                  (d) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         8. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specific circumstances:

                  (a) any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders;

                  (b) special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors and shall be called within ten (10) days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the whole Board of Directors; and

                  (c) the business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the Chairman or by the Secretary at the request of a majority of the Board of Directors.

         9. The number of directors which shall constitute the whole board shall be such as from time to time shall be fixed by, or in the manner provided in, the bylaws, but in no case shall the number be less than two nor more than 15. The names and the addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders or until their successors are elected or qualified are:

          James C. Flores                 8440 Jefferson Highway, Suite 420
                                          Baton Rouge, LA 70809

          William W. Rucks, IV            500 Dover Boulevard, Suite 300
                                          Lafayette, LA 70503

                  The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, which classes shall consist of an equal, or as near to equal as possible, number of directors. At the 1995 annual meeting of stockholders, the director or directors of the first class shall be elected for a term expiring at the next annual meeting of stockholders to be held in 1996; the director or directors of the second class for a term expiring at the annual meeting to be held in 1997; and the director or directors of the third class for a term expiring at the annual meeting to be held in 1998. At each annual meeting, commencing with the annual meeting in 1996, the successor or successors to the class of directors whose term shall expire in that year shall be elected to hold office for the term of three years, so that the term of office of one class of directors shall expire in each year. Any increase or decrease in the number of directors constituting the Board shall be apportioned among the classes so as to maintain the number of directors in each class as near as possible to one-third the whole number of directors as so adjusted. Any director elected or appointed to fill a vacancy shall hold office for the remaining term of the class to which such directorship is assigned. No decrease in the number of directors constituting the Corporation's Board of Directors shall shorten the term of any incumbent director. Any vacancy in the Board of Directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, shall be filled by the majority vote of the remaining directors. The bylaws may contain any provision regarding classification of the Corporation's directors not inconsistent with the terms hereof. The right to cumulate votes in the election of directors is expressly prohibited.

                  A director of the Corporation may be removed only for cause and only upon the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at an election of directors, subject to further restrictions on removal, not inconsistent with this Section 9, as may be contained in the bylaws.

                  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Section 9 unless expressly provided by such terms.

         10. Election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be (subject to any provisions contained in the statutes of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or the bylaws of the Corporation.

         11. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner set forth below, and all rights conferred upon the directors or stockholders of the Corporation herein or in any amendment hereof are granted subject to this reservation.

                  The affirmative vote of the holders of at least 75% of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least 75% of the then outstanding shares of each class of stock of the Corporation voting separately as a class, shall be required to adopt any amendment to Sections 5, 7, 8, 9 and 11 of the Certificate of Incorporation of the Corporation.

                  The affirmative vote of the holders of at least a majority of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least a majority of the then outstanding shares of each class of stock of the Corporation voting separately as a class, shall be required to adopt any amendment to Sections 1, 2, 3, 4, 6 and 10 of the Certificate of Incorporation of the Corporation.

         12. The name and mailing address of the incorporator is:

                           James A. Knight       4200 Texas Commerce Tower
                                                 Houston, Texas 77002

                  I, THE UNDERSIGNED, hereunto set my hand this 21st day of September, 1994.



                                                   /s/ JAMES A. KNIGHT
                                                   ----------------------------
                                                   James A. Knight

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              FLORES & RUCKS, INC.


         Flores & Rucks, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

         FIRST: That the name of the Corporation is Flores & Rucks, Inc. The original Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State's Office on September 21, 1994.

         SECOND: That in lieu of a meeting and vote of directors, the Board of Directors of the Corporation, by unanimous written consent filed with the minutes of proceedings of the Board of Directors of the Corporation in accordance with the provisions of Section 141(f) of the DGCL, adopted resolutions approving and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

         RESOLVED, that Article 1 of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

                  "1. The name of the Corporation is Ocean Energy, Inc."

         THIRD: That said amendment was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the DGCL.
         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Robert K. Reeves, its Senior Vice President this 17th day of June, 1997.

                                             FLORES & RUCKS, INC.



                                             By :   /s/ ROBERT K. REEVES
                                                    -------------------------
                                             Name:     Robert K. Reeves
                                             Title:    Senior Vice President

                              CERTIFICATE OF MERGER

            Merger of OEI Holding Corporation, a Delaware corporation
                                  With and Into
                   Ocean Energy, Inc., a Delaware corporation

                  Pursuant to the provisions of Section 251 of the Delaware General Corporation Law, the undersigned certifies as follows concerning the merger (the "Merger") of OEI Holding Corporation, a Delaware corporation, with and into Ocean Energy, Inc., a Delaware corporation, with Ocean Energy, Inc. as the surviving corporation (the "Surviving Corporation").

                 1. The Agreement and Plan of Merger, dated December 22, 1997, as modified by Amendment No. 1 to Agreement and Plan of Merger, dated as of January 7, 1998, and by Amendment No. 2 to Agreement and Plan of Merger, dated as of February 20, 1998, (the Agreement and Plan of Merger, together with Amendment No. 1 and Amendment No. 2, being hereinafter referred to as the
"Merger Agreement") has been approved, adopted, certified, executed and acknowledged in accordance with Section 251 of the Delaware General Corporation Law.

                 2. The Merger contemplated in the Merger Agreement and this Certificate of Merger will be effective at 3:00 p.m., Central Standard Time, on March 27, 1998.

                 3. The name of the Surviving Corporation shall be Ocean Energy, Inc.

                 4.  The   Certificate   of   Incorporation   of  the  Surviving
Corporation shall be amended upon the effectiveness of the Merger as set forth in Annex A attached hereto and incorporated herein by reference.

                 5. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, 1201 Louisiana, Suite 1400, Houston, Texas 77002.

                 6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of OEI Holding Corporation or Ocean Energy, Inc.

                  Dated this 27th day of March, 1998.


                                          OCEAN ENERGY, INC.


                                          By:   /s/ ROBERT K. REEVES
                                                ------------------------------
                                          Name:  Robert K. Reeves
                                          Title: Executive Vice President,
                                                  General Counsel and Secretary

                                                                    ANNEX A


                  The introductory paragraph to Article 4 of the Certificate of Incorporation of the Surviving Corporation shall be amended and restated as follows:

                  "4. The total number of shares of stock which the Corporation shall have the authority to issue is two hundred sixty million (260,000,000), consisting of ten million (10,000,000) shares of preferred stock, par value $.01 per share (hereinafter called "Preferred Stock"), and two hundred fifty million (250,000,000) shares of common stock, par value $.01 per share (hereinafter called "Common Stock")."

                              CERTIFICATE OF MERGER

          Merger of United Meridian Corporation, a Delaware corporation
                                  With and Into
                   Ocean Energy, Inc., a Delaware corporation

                  Pursuant to the provisions of Section 251 of the Delaware General Corporation Law, the undersigned certifies as follows concerning the merger (the "Merger") of United Meridian Corporation, a Delaware corporation, with and into Ocean Energy, Inc., a Delaware corporation, with Ocean Energy, Inc. as the surviving corporation (the "Surviving Corporation").

                  1. The Agreement and Plan of Merger, dated December 22, 1997, as modified by Amendment No. 1 to Agreement and Plan of Merger, dated as of January 7, 1998, and by Amendment No. 2 to Agreement and Plan of Merger, dated as of February 20, 1998 (the Agreement and Plan of Merger, together with
Amendment  No. 1 and  Amendment  No. 2,  being  hereinafter  referred  to as the
"Merger Agreement") has been approved, adopted, certified, executed and acknowledged in accordance with Section 251 of the Delaware General Corporation Law.

                  2. The Merger contemplated in the Merger Agreement and this Certificate of Merger will be effective at 3:01 p.m., Central Standard Time, on March 27, 1998.

                 3. The name of the Surviving Corporation shall be Ocean Energy, Inc.

                 4. The Certificate of Incorporation of Ocean Energy, Inc. as in effect at the effective time of the Merger shall be the certificate of incorporation of the Surviving Corporation.

                  5. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, 1201 Louisiana, Suite 1400, Houston, Texas 77002.

                  6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of United Meridian Corporation or Ocean Energy, Inc.

                  Dated this 27th day of March, 1998.


                                          OCEAN ENERGY, INC.


                                          By:   /s/ ROBERT K. REEVES
                                                ----------------------------
                                          Name:  Robert K. Reeves
                                          Title: Executive Vice President,
                                                  General Counsel and Secretary

                         CERTIFICATE OF DESIGNATIONS OF

                SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF

                               OCEAN ENERGY, INC.

                     (Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware)


                      ------------------------------------


         Ocean Energy, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Company"), hereby certifies that the following resolutions were duly adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly called and held on December 22, 1997:

         WHEREAS, pursuant to the Company's Certificate of Incorporation, as amended to date (hereinafter called the "Certificate of Incorporation"), the Company is authorized to issue up to 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock") from time to time, none of which are currently outstanding; and

         WHEREAS, pursuant to the authority vested in the Board of Directors of the Company in accordance with the General Corporation Law of the State of Delaware and the Company's Certificate of Incorporation, the Board of Directors is authorized by resolution duly adopted, to designate shares of Preferred Stock to be issued, in one or more series, to provide for the designation thereof of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof;

         RESOLVED, that the form of Certificate of Designation of Series A Junior Participating Preferred Stock (the "Certificate of Designation"), dated December 22, 1997, which was previously furnished to the members of this Board for their review, is hereby approved in all respects; and

         RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of the Company be, and each hereby is, authorized and empowered, for and on behalf of the Company and in its name, to execute and deliver the Certificate of Designation, in the form presented to this Board, together with such changes as the officers executing the Certificate of Designation determine to be appropriate, such determination to be conclusively evidenced by their execution thereof; and

         RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary Vice of the Company is authorized and empowered, in the name and on behalf of the Company, to file the Certificate of Designation with the Secretary of State of the State of Delaware and such other offices of the State of Delaware as may be necessary or appropriate; and

         RESOLVED FURTHER, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Delaware General Corporation Law and the Certificate of Incorporation, a Series A Junior Participating Preferred Stock of the Corporation is hereby created, and 2,000,0000 shares of preferred stock shall be reserved for issuance as Series A Junior Participating Preferred Stock in accordance with the Certificate of Designation with the designations thereof and the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as set forth below:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

         Section 2.  Dividends and Distributions.

         (A) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") and of any other stock of the Company ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the last day of January, April, July, and October in each year (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 and (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event that the Company shall at any time after January 9, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative, whether or not earned or declared, on outstanding shares of Series A Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after January 9, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

         (C) Except as set forth herein, or as otherwise provided by law or the Certificate of Incorporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.  Certain Restrictions.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

                  (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (as to dividends) to the Series A Preferred Stock;

                  (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (as to dividends) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock;

                  (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividend distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Company shall at any time after January 9, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. In the case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or converted. In the event the Company shall at any time after January 9, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

         Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the Common Stock.

         Section 10. Amendment. If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

         Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

         IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its Chairman, President and Chief Executive Officer and attested by its Secretary this 22nd day of December, 1997.




                                       /s/ JAMES C. FLORES
                                      ----------------------------------
                                      James C. Flores
                                      Chairman, President and
                                        Chief Executive Officer